UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05454

BNY Mellon New Jersey Municipal Bond Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/2021

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon New Jersey Municipal Bond Fund, Inc.

SEMIANNUAL REPORT June 30, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2021 through June 30, 2021, as provided by Daniel Barton and Jeffrey Burger, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended June 30, 2021, BNY Mellon New Jersey Municipal Bond Fund, Inc.’s Class A shares produced a total return of 1.43%, Class C shares returned 0.97%, Class I shares returned 1.55%, Class Y shares returned 1.44% and Class Z shares returned 1.52%.1 In comparison, the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”), the fund’s benchmark index, which is composed of bonds issued nationally and not solely within New Jersey, produced a total return of 1.06% for the same period.2

Municipal bonds posted gains during the period as the economy continued to recover from the COVID-19 pandemic. The fund outperformed the Index, due largely to the outperformance of New Jersey bonds generally and to the fund’s overweight position in revenue bonds.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal and New Jersey state income taxes. The fund invests at least 80% of its net assets in investment-grade municipal bonds or the unrated equivalent as determined by BNY Mellon Investment Adviser, Inc. The fund may invest up to 20% of its assets in municipal bonds rated below investment grade (“high-yield” or “junk” bonds) or the unrated equivalent as determined by BNY Mellon Investment Adviser, Inc. The dollar-weighted average maturity of the fund’s portfolio normally exceeds 10 years.

We focus on identifying undervalued sectors and securities and minimizing the use of interest-rate forecasting. We select municipal bonds for the fund’s portfolio by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities, and to exploit pricing inefficiencies in the municipal bond market. We actively trade among various sectors, such as pre-refunded, general obligation and revenue, based on their apparent relative values. Although the fund seeks to provide income exempt from federal and New Jersey state income taxes, interest from some of the fund’s holdings may be subject to the federal alternative minimum tax.

Market Recovery Continues

The municipal bond market continued to recover from unprecedented volatility that occurred earlier in 2020, when the COVID-19 virus spread, and government shutdowns caused the economy to slow dramatically. Approval of multiple COVID-19 vaccines in November 2020 and passage of a $900 billion federal stimulus package in December 2020, followed by the March 2021 passage of the $1.9 trillion American Rescue Plan, which included $350 billion in direct aid for state and local governments, helped buoy the market.

The results of the November 2020 election also provided support. A Democrat-controlled Congress made federal relief for state and local governments more likely. It also made income-tax hikes more likely, adding to the appeal of tax-exempt municipal securities. The prospect of an increase in the corporate tax rate made municipal bonds more appealing to institutional buyers as well, and relatively high interest rates also attracted foreign investors.

Investors were also encouraged by the fiscal health of municipal issuers, which turned out to be much stronger than expected. Tax revenues remained robust because real estate and income-tax collections failed to decline as much as predicted. Progressive tax regimes proved advantageous because higher-earning, white-collar workers were largely unaffected by the pandemic. In addition, federal support to households, school systems, the transportation system and other segments bolstered the economy and prevented sales taxes from declining as much as originally feared.

Revenue bonds generally outperformed general obligation bonds late in the period as hard-hit market segments such as transportation and hospitals recovered when investors became more confident that the end of the pandemic was likely. Almost all sectors of the municipal market now carry stable or positive outlooks from the major rating agencies after most were placed on negative outlook at the beginning of the pandemic.

The prospect of higher personal and corporate federal tax rates helped fuel demand for municipal bonds in the first half of the year. This resulted in record inflows to municipal bond mutual funds, which provided continued support for the market. Strong demand for municipal bonds has helped this asset class outperform others in the fixed-income arena.

New Jersey Bonds Outperformed the Index

The fund’s performance versus the Index was assisted by the performance of New Jersey bonds generally, which performed well as investors reached for yield. Investors were also attracted by improvements in the state’s fiscal condition, which resulted in a large contribution to its underfunded pension plan and prompted an upgraded outlook from a major credit ratings agency. The fund’s overweight allocation to revenue bonds also contributed positively to returns, especially holdings in transportation, hospitals, tobacco and education. The fund’s overweight position in A and BBB rated bonds contributed positively as well since investors sought out these issues in a search for higher yields.

The fund’s relative performance was hindered somewhat by its curve positioning and longer duration. The municipal bond yield curve flattened somewhat, and the fund was overweight in the mid part of the curve, which rose the most. This rise also hindered returns as the fund was positioned with a slightly longer duration than the Index. Certain holdings, especially in health care, also detracted from returns. The fund did not make use of derivatives during the period.

Remaining Selective in a Low-rate Environment

We expect supply and demand factors to remain favorable, and we anticipate that the market will benefit from an improving economy. We will remain selective in this low-rate environment, looking to add yield when the opportunities arise. We continue monitor risks on the horizon, including the effects of the delta variant of the virus. Other risks could affect supply-and-demand factors. For example, the possible return of advance refunding could increase supply, and a repeal of the cap on the federal deduction for state and local taxes could reduce demand. In addition, an increase in outmigration from the state and a reversal in the state’s improving fiscal fundamentals could hurt the performance of New Jersey

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

bonds. Rising inflation could also present a risk to municipal bonds and to fixed-income securities generally.

July 15, 2021

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I shares, Class Y shares, and Class Z shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-New Jersey residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures reflect the absorption of certain fund expenses pursuant to an agreement by BNY Mellon Investment Adviser, Inc. which may be terminated after April 30, 2022. Had these expenses not been absorbed, the returns would have been lower.

2 Source: Lipper Inc. — The Bloomberg Barclays U.S. Municipal Bond Index covers the U.S. dollar-denominated, long-term, tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High-yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon New Jersey Municipal Bond Fund, Inc. from January 1, 2021 to June 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2021

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$4.25	$7.97	$3.00	$3.00	$3.35
Ending value (after expenses)	$1,014.30	$1,009.70	$1,015.50	$1,014.40	$1,015.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2021

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$4.26	$8.00	$3.01	$3.01	$3.36
Ending value (after expenses)	$1,020.58	$1,016.86	$1,021.82	$1,021.82	$1,021.47
†

Expenses are equal to the fund’s annualized expense ratio of .85% for Class A, 1.60% for Class C, .60% for Class I, .60% for Class Y and .67% for Class Z, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2021 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.1%
New Jersey - 80.2%
Bayonne, GO, Refunding (Insured; Build America Mutual)	5.00	7/1/2039	1,000,000		1,181,680
East Orange Board of Education, COP (Insured; Assured Guaranty Municipal Corp.)	0.00	2/1/2028	2,345,000	[a]	2,131,815
East Orange Board of Education, COP (Insured; Assured Guaranty Municipal Corp.)	0.00	2/1/2026	745,000	[a]	707,782
Garden Preservation Trust, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.75	11/1/2028	10,000,000		12,331,998
Hudson County Improvement Authority, Revenue Bonds	5.00	5/1/2046	2,500,000		2,949,622
Hudson County Improvement Authority, Revenue Bonds (Insured; National Public Finance Guarantee Corp.) Ser. A1	0.00	12/15/2034	3,000,000	[a]	2,293,260
Hudson County Improvement Authority, Revenue Bonds, Refunding (Insured; County Guaranteed)	4.00	1/1/2036	1,250,000		1,486,261
Hudson County Improvement Authority, Revenue Bonds, Refunding (Insured; County Guaranteed)	4.00	1/1/2037	2,000,000		2,372,440
Irvington Township, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/15/2032	2,000,000		2,262,257
Jersey City, GO, Refunding, Ser. A	5.00	11/1/2033	400,000		495,603
Middletown Township Board of Education, GO, Refunding (Insured; School Bond Reserve Fund)	5.00	8/1/2026	3,175,000		3,860,740
Monroe Township Board of Education, GO, Refunding (Insured; School Bond Reserve Fund)	5.00	3/1/2025	1,250,000	[b]	1,460,916
New Brunswick Parking Authority, Revenue Bonds, Refunding (Insured; Build America Mutual) Ser. A	5.00	9/1/2035	2,000,000		2,401,774
New Jersey, GO (COVID-19 Emergency Bonds) Ser. A	4.00	6/1/2031	1,000,000		1,246,315

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.1% (continued)
New Jersey - 80.2% (continued)
New Jersey Economic Development Authority, Revenue Bonds (Beloved Community Charter School Project) Ser. A	5.00	6/15/2054	725,000	[c]	791,263
New Jersey Economic Development Authority, Revenue Bonds (Beloved Community Charter School Project) Ser. A	5.00	6/15/2049	1,105,000	[c]	1,209,376
New Jersey Economic Development Authority, Revenue Bonds (Charter Foundation Academy Charter School Project) Ser. A	5.00	7/1/2050	1,000,000		1,146,626
New Jersey Economic Development Authority, Revenue Bonds (Motor Vehicle Surcharge) (Insured; National Public Finance Guarantee Corp.)	0.00	7/1/2021	1,620,000	[a]	1,620,000
New Jersey Economic Development Authority, Revenue Bonds (The Goethals Bridge Replacement Project)	5.38	1/1/2043	3,500,000		3,921,053
New Jersey Economic Development Authority, Revenue Bonds, Refunding	5.00	6/15/2028	3,625,000		3,739,725
New Jersey Economic Development Authority, Revenue Bonds, Refunding	5.00	6/15/2024	3,000,000		3,113,971
New Jersey Economic Development Authority, Revenue Bonds, Refunding (American Water Co.) Ser. A	2.20	12/3/2029	3,000,000	[d]	3,195,523
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Cranes Mill Project)	5.00	1/1/2049	2,000,000		2,315,467
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; American Municipal Bond Assurance Corp.)	0.00	1/1/2022	6,000,000	[a]	5,988,124
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. N1	5.50	9/1/2027	10,000,000		12,816,306
New Jersey Economic Development Authority, Revenue Bonds, Refunding (New Jersey Natural Gas Company Project)	3.00	8/1/2043	3,500,000		3,544,254

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.1% (continued)
New Jersey - 80.2% (continued)
New Jersey Economic Development Authority, Revenue Bonds, Refunding (New Jersey Natural Gas Company Project)	3.50	4/1/2042	2,000,000		2,088,202
New Jersey Economic Development Authority, Revenue Bonds, Refunding (New Jersey Natural Gas Company Project)	2.45	4/1/2026	2,250,000	[d]	2,363,318
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Port Newark Container Terminal)	5.00	10/1/2047	7,500,000		8,690,777
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Provident Group-Montclair Properties) (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/2042	1,000,000		1,202,024
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2033	1,000,000		1,187,815
New Jersey Economic Development Authority, Revenue Bonds, Ser. A	6.25	7/1/2024	130,000		130,527
New Jersey Educational Facilities Authority, Revenue Bonds (Green Bond) Ser. A	4.00	7/1/2050	3,000,000		3,452,399
New Jersey Educational Facilities Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. C	4.00	7/1/2050	1,000,000		1,149,035
New Jersey Educational Facilities Authority, Revenue Bonds, Refunding (Ramapo College of New Jersey) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2034	2,000,000		2,430,976
New Jersey Educational Facilities Authority, Revenue Bonds, Refunding (Ramapo College) Ser. B	5.00	7/1/2042	3,000,000		3,125,959
New Jersey Educational Facilities Authority, Revenue Bonds, Refunding (Stockton University) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2035	1,600,000		1,908,864
New Jersey Educational Facilities Authority, Revenue Bonds, Refunding (The William Paterson University) (Insured; Build America Mutual) Ser. E	5.00	7/1/2030	2,025,000		2,415,003

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.1% (continued)
New Jersey - 80.2% (continued)
New Jersey Educational Facilities Authority, Revenue Bonds, Refunding (The William Paterson University) Ser. C	5.00	7/1/2029	2,130,000		2,428,993
New Jersey Educational Facilities Authority, Revenue Bonds, Refunding (The William Paterson University) Ser. C	5.00	7/1/2030	2,255,000		2,568,999
New Jersey Educational Facilities Authority, Revenue Bonds, Refunding (The William Paterson University) Ser. C	5.00	7/1/2022	2,165,000		2,261,807
New Jersey Educational Facilities Authority, Revenue Bonds, Refunding, Ser. B	5.00	3/1/2038	2,970,000		3,975,549
New Jersey Educational Facilities Authority, Revenue Bonds, Refunding, Ser. F	4.00	7/1/2035	1,365,000		1,540,842
New Jersey Educational Facilities Authority, Revenue Bonds, Refunding, Ser. F	4.00	7/1/2026	385,000	[b]	448,728
New Jersey Health Care Facilities Financing Authority, Revenue Bonds (Inspira Health Obligated Group)	5.00	7/1/2042	3,500,000		4,259,352
New Jersey Health Care Facilities Financing Authority, Revenue Bonds (Valley Health System Obligated Group)	4.00	7/1/2035	1,000,000		1,190,468
New Jersey Health Care Facilities Financing Authority, Revenue Bonds (Valley Health System Obligated Group)	5.00	7/1/2034	2,000,000		2,564,138
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (AHS Hospital Corp.)	4.00	7/1/2041	7,500,000		8,430,368
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (AHS Hospital Corp.) Ser. A	5.00	7/1/2027	350,000		351,309
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Hackensack Meridian Health Obligated Group) Ser. A	5.00	7/1/2039	1,500,000		1,829,129

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.1% (continued)
New Jersey - 80.2% (continued)
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Inspira Health Obligated Group) Ser. A	4.00	7/1/2041	3,250,000		3,614,657
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Inspira Health Obligated Group) Ser. A	5.00	7/1/2046	3,000,000		3,472,470
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. B	0.00	7/1/2023	2,280,000	[a]	2,264,583
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Meridian Health System Obligated Group)	5.00	7/1/2026	1,000,000		1,046,359
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Meridian Health System Obligated Group)	5.00	7/1/2023	2,500,000		2,618,484
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Princeton Healthcare System)	5.00	7/1/2039	2,000,000		2,407,484
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (RWJ Barnabas Health Obligated Group) Ser. A	5.00	7/1/2043	3,500,000		4,173,339
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (RWJ Barnabas Health Obligated Group) Ser. B3	5.00	7/1/2026	6,000,000	[d]	7,253,314
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (St. Joseph's Healthcare System Obligated Group)	5.00	7/1/2041	1,000,000		1,166,249
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (St. Joseph's Healthcare System Obligated Group)	5.00	7/1/2036	2,790,000		3,268,486
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (University Hospital) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2046	2,000,000		2,313,576

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.1% (continued)
New Jersey - 80.2% (continued)
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Refunding, Ser. C	3.63	12/1/2049	2,750,000		2,840,404
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Ser. 1A	5.00	12/1/2027	1,050,000		1,258,682
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Ser. A	3.35	12/1/2029	2,305,000		2,411,347
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Ser. B	5.00	12/1/2029	1,415,000		1,802,119
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Refunding, Ser. A	3.75	10/1/2035	1,420,000		1,568,229
New Jersey Infrastructure Bank, Revenue Bonds, Refunding (Green Bond) Ser. AR2	4.00	9/1/2023	2,085,000		2,257,622
New Jersey Infrastructure Bank, Revenue Bonds, Refunding (Green Bond) Ser. AR2	4.00	9/1/2023	10,000		10,802
New Jersey Institute of Technology, Revenue Bonds, Ser. A	5.00	7/1/2031	3,385,000		3,896,529
New Jersey Institute of Technology, Revenue Bonds, Ser. A	5.00	7/1/2022	695,000	[b]	728,361
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2046	2,800,000		3,425,715
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.25	6/15/2043	3,500,000		4,364,479
New Jersey Transportation Trust Fund Authority, Revenue Bonds (Insured; American Municipal Bond Assurance Corp.) Ser. C	0.00	12/15/2024	1,000,000	[a]	969,084
New Jersey Transportation Trust Fund Authority, Revenue Bonds (Insured; Build America Mutual) Ser. A	0.00	12/15/2028	12,000,000	[a]	10,770,528
New Jersey Transportation Trust Fund Authority, Revenue Bonds (Insured; Build America Mutual) Ser. A	0.00	12/15/2038	6,330,000	[a]	4,278,829
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	5.00	12/15/2031	4,600,000		5,876,258
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2036	6,745,000		8,395,102

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.1% (continued)
New Jersey - 80.2% (continued)
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.50	12/15/2023	7,000,000		7,885,604
New Jersey Turnpike Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.25	1/1/2027	3,000,000		3,757,458
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2040	1,000,000		1,236,189
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. E	5.00	1/1/2031	2,500,000		3,141,074
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. F	5.00	1/1/2023	2,000,000	[b]	2,145,013
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. G	5.00	1/1/2035	1,000,000		1,247,618
New Jersey Turnpike Authority, Revenue Bonds, Ser. A	4.00	1/1/2042	5,000,000		6,011,675
New Jersey Turnpike Authority, Revenue Bonds, Ser. A	5.00	1/1/2034	2,000,000		2,262,430
New Jersey Turnpike Authority, Revenue Bonds, Ser. A1	5.00	1/1/2031	2,500,000		3,046,388
New Jersey Turnpike Authority, Revenue Bonds, Ser. A1	5.00	1/1/2035	1,500,000		1,827,537
New Jersey Turnpike Authority, Revenue Bonds, Ser. E	5.00	1/1/2045	4,000,000		4,589,203
Newark, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	10/1/2028	750,000		942,993
Rutgers University, Revenue Bonds, Refunding, Ser. J	5.00	5/1/2023	5,000,000	[b]	5,441,193
Rutgers University, Revenue Bonds, Refunding, Ser. M	5.00	5/1/2034	1,600,000		1,906,715
Salem County Pollution Control Financing Authority, Revenue Bonds, Refunding (Chambers Project) Ser. A	5.00	12/1/2023	615,000		653,912
South Jersey Port Corp., Revenue Bonds, Ser. B	5.00	1/1/2048	2,830,000		3,329,826
South Jersey Port Corp., Revenue Bonds, Ser. B	5.00	1/1/2042	1,500,000		1,778,492
South Jersey Port Corp., Revenue Bonds, Ser. P2	5.75	1/1/2023	4,000,000		4,014,266
South Jersey Transportation Authority, Revenue Bonds, Refunding, Ser. A	5.00	11/1/2023	4,250,000		4,516,690
South Jersey Transportation Authority, Revenue Bonds, Ser. A	4.00	11/1/2050	1,000,000		1,159,492

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.1% (continued)
New Jersey - 80.2% (continued)
The Atlantic County Improvement Authority, Revenue Bonds (Stockton University) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2048	3,000,000	3,483,400
The Camden County Improvement Authority, Revenue Bonds (Cooper Health System Obligated Group)	5.75	2/15/2042	5,000,000	5,359,895
The Camden County Improvement Authority, Revenue Bonds (Insured; County Guaranteed) Ser. A	5.00	1/15/2032	2,695,000	3,203,934
The Camden County Improvement Authority, Revenue Bonds (Insured; County Guaranteed) Ser. A	5.00	1/15/2031	3,000,000	3,569,486
The Camden County Improvement Authority, Revenue Bonds, Refunding (Cooper Health System Project)	5.00	2/15/2034	1,000,000	1,100,572
The Camden County Improvement Authority, Revenue Bonds, Refunding (Rowan University Foundation Project) (Insured; Build America Mutual) Ser. A	5.00	7/1/2035	5,165,000	6,707,840
The Gloucester County Improvement Authority, Revenue Bonds (Rowan University) (Insured; Build American Mutual)	4.00	7/1/2046	725,000	852,473
The Gloucester County Improvement Authority, Revenue Bonds (Rowan University) (Insured; Build American Mutual)	4.00	7/1/2051	1,200,000	1,404,558
The Gloucester County Improvement Authority, Revenue Bonds, Refunding (Rowan University Foundation Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	11/1/2030	1,000,000	1,204,539
The Gloucester County Industrial Pollution Control Financing Authority, Revenue Bonds, Refunding (Logan Generating) Ser. A	5.00	12/1/2024	680,000	717,404
The Monmouth County Improvement Authority, Revenue Bonds, Refunding (Insured; County Guaranteed)	5.00	2/15/2031	625,000	768,886

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.1% (continued)
New Jersey - 80.2% (continued)
The Rahway Valley Sewerage Authority, Revenue Bonds (Insured; National Public Finance Guarantee Corp.) Ser. A	0.00	9/1/2030	7,550,000	[a]	6,580,683
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.25	6/1/2046	3,850,000		4,718,216
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. B	3.20	6/1/2027	3,050,000		3,127,919
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2046	5,000,000		5,946,121
				340,671,517
New York - 15.5%
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 186	5.00	10/15/2044	9,730,000		10,880,265
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 195	5.00	10/1/2035	4,295,000		5,154,411
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 197	5.00	11/15/2033	7,000,000		8,463,132
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 212	4.00	9/1/2038	2,000,000		2,393,585
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 212	4.00	9/1/2037	3,000,000		3,603,002
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 218	5.00	11/1/2049	6,900,000		8,556,032
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 222	4.00	7/15/2038	3,000,000		3,607,266
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 222	4.00	7/15/2037	3,000,000		3,615,487
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 222	5.00	7/15/2034	2,010,000		2,650,314
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 172	5.00	10/1/2033	5,000,000		5,175,667
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 178	5.00	12/1/2024	2,000,000		2,219,242
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 184	5.00	9/1/2032	3,000,000		3,434,706
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 185	5.00	9/1/2031	2,270,000		2,564,399

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.1% (continued)
New York - 15.5% (continued)
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 93rd	6.13	6/1/2094	3,000,000	3,427,428
				65,744,936
Pennsylvania - 1.6%
Delaware River Joint Toll Bridge Commission, Revenue Bonds	5.00	7/1/2037	2,500,000	3,056,692
Delaware River Joint Toll Bridge Commission, Revenue Bonds (Bridge System) Ser. A	5.00	7/1/2031	600,000	777,960
Delaware River Joint Toll Bridge Commission, Revenue Bonds, Refunding (Bridge System) Ser. B	5.00	7/1/2032	1,000,000	1,293,392
Delaware River Port Authority, Revenue Bonds, Ser. A	5.00	1/1/2038	1,200,000	1,504,842
				6,632,886
U.S. Related - .8%
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. CC	5.25	7/1/2034	3,000,000	3,354,432
Total Investments (cost $381,734,458)			98.1%	416,403,771
Cash and Receivables (Net)			1.9%	8,141,810
Net Assets			100.0%	424,545,581

a Security issued with a zero coupon. Income is recognized through the accretion of discount.

b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2021, these securities were valued at $2,000,639 or .47% of net assets.

d These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Transportation	28.7
General	20.3
Medical	15.3
Education	11.6
Development	5.6
Tobacco Settlement	3.3
Water	2.8
Prerefunded	2.4
Student Loan	2.0
General Obligation	1.4
Housing	1.1
Pollution	1.1
School District	.9
Facilities	.7
Nursing Homes	.5
Single Family Housing	.4
98.1

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	CIFG	CDC Ixis Financial Guaranty
COP	Certificate of Participation	CP	Commercial Paper
DRIVERS	Derivative Inverse Tax-Exempt Receipts	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
U.S. T-Bill	U.S. Treasury Bill Money Market Yield	XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2021 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	381,734,458	416,403,771
Cash		3,153,871
Interest receivable		5,226,018
Receivable for shares of Common Stock subscribed		130,645
Prepaid expenses		37,573
		424,951,878
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		256,612
Payable for shares of Common Stock redeemed		98,727
Other accrued expenses		50,958
		406,297
Net Assets ($)		424,545,581
Composition of Net Assets ($):
Paid-in capital		388,531,942
Total distributable earnings (loss)		36,013,639
Net Assets ($)		424,545,581

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	318,460,231	1,210,282	17,656,488	1,036	87,217,544
Shares Outstanding	24,169,494	91,944	1,339,918	78.31	6,617,973
Net Asset Value Per Share ($)	13.18	13.16	13.18	13.23	13.18

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2021 (Unaudited)

Investment Income ($):
Interest Income	6,563,150
Expenses:
Management fee—Note 3(a)	1,268,293
Shareholder servicing costs—Note 3(c)	498,515
Professional fees	62,570
Registration fees	36,104
Directors’ fees and expenses—Note 3(d)	10,022
Prospectus and shareholders’ reports	8,311
Chief Compliance Officer fees—Note 3(c)	7,862
Loan commitment fees—Note 2	6,501
Distribution fees—Note 3(b)	5,268
Custodian fees—Note 3(c)	3,840
Miscellaneous	19,633
Total Expenses	1,926,919
Less—reduction in expenses due to undertaking—Note 3(a)	(220,519)
Less—reduction in fees due to earnings credits—Note 3(c)	(2,478)
Net Expenses	1,703,922
Investment Income—Net	4,859,228
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	319,092
Net change in unrealized appreciation (depreciation) on investments	758,715
Net Realized and Unrealized Gain (Loss) on Investments	1,077,807
Net Increase in Net Assets Resulting from Operations	5,937,035

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Operations ($):
Investment income—net	4,859,228	10,719,260
Net realized gain (loss) on investments	319,092	(457,300)
Net change in unrealized appreciation (depreciation) on investments	758,715	7,169,413
Net Increase (Decrease) in Net Assets Resulting from Operations	5,937,035	17,431,373
Distributions ($):
Distributions to shareholders:
Class A	(3,558,831)	(8,338,428)
Class C	(10,484)	(45,771)
Class I	(216,356)	(451,401)
Class Y	(12)	(2,132)
Class Z	(1,054,927)	(2,464,100)
Total Distributions	(4,840,610)	(11,301,832)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	6,672,926	13,540,732
Class C	121,794	41,708
Class I	2,667,451	4,094,695
Class Z	2,079,070	3,237,410
Distributions reinvested:
Class A	2,755,367	6,412,552
Class C	9,820	36,186
Class I	214,522	449,656
Class Y	-	2,029
Class Z	871,010	2,029,800
Cost of shares redeemed:
Class A	(13,208,438)	(30,616,039)
Class C	(634,061)	(2,001,312)
Class I	(2,683,317)	(2,992,859)
Class Y	-	(132,169)
Class Z	(3,601,078)	(8,616,601)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(4,734,934)	(14,514,212)
Total Increase (Decrease) in Net Assets	(3,638,509)	(8,384,671)
Net Assets ($):
Beginning of Period	428,184,090	436,568,761
End of Period	424,545,581	428,184,090

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Capital Share Transactions (Shares):
Class Aa
Shares sold	507,404	1,046,985
Shares issued for distributions reinvested	209,863	500,839
Shares redeemed	(1,004,553)	(2,379,180)
Net Increase (Decrease) in Shares Outstanding	(287,286)	(831,356)
Class Ca
Shares sold	9,286	3,316
Shares issued for distributions reinvested	749	2,837
Shares redeemed	(48,092)	(155,961)
Net Increase (Decrease) in Shares Outstanding	(38,057)	(149,808)
Class I
Shares sold	203,321	317,544
Shares issued for distributions reinvested	16,340	35,066
Shares redeemed	(205,086)	(235,328)
Net Increase (Decrease) in Shares Outstanding	14,575	117,282
Class Y
Shares issued for distributions reinvested	-	159
Shares redeemed	-	(10,286)
Net Increase (Decrease) in Shares Outstanding	-	(10,127)
Class Z
Shares sold	158,103	251,714
Shares issued for distributions reinvested	66,343	158,386
Shares redeemed	(274,419)	(674,063)
Net Increase (Decrease) in Shares Outstanding	(49,973)	(263,963)

[a]	During the period ended June 30, 2021, 1,372 Class C shares representing $18,016 were automatically converted to 1,370 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
	June 30, 2021	Year Ended December 31,
Class A Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	13.14	12.95	12.53	12.95	12.64	13.03
Investment Operations:
Investment income—net[a]	.15	.32	.36	.39	.41	.43
Net realized and unrealized gain (loss) on investments	.04	.21	.49	(.25)	.31	(.40)
Total from Investment Operations	.19	.53	.85	.14	.72	.03
Distributions:
Dividends from investment income—net	(.15)	(.32)	(.36)	(.39)	(.40)	(.42)
Dividends from net realized gain on investments	-	(.02)	(.07)	(.17)	(.01)	-
Total Distributions	(.15)	(.34)	(.43)	(.56)	(.41)	(.42)
Net asset value, end of period	13.18	13.14	12.95	12.53	12.95	12.64
Total Return (%)[b]	1.43[c]	4.15	6.82	1.17	5.64	.17
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95[d]	.95	.95	.95	.95	.95
Ratio of net expenses to average net assets	.85[d]	.85	.85	.85	.85	.85
Ratio of net investment income to average net assets	2.25[d]	2.46	2.80	3.09	3.20	3.27
Portfolio Turnover Rate	5.64[c]	14.13	17.36	13.71	11.13	13.81
Net Assets, end of period ($ x 1,000)	318,460	321,410	327,410	317,888	338,412	346,829

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

Six Months Ended
	June 30, 2021	Year Ended December 31,
Class C Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	13.13	12.93	12.51	12.93	12.62	13.02
Investment Operations:
Investment income—net[a]	.10	.22	.26	.30	.32	.33
Net realized and unrealized gain (loss) on investments	.03	.22	.49	(.26)	.30	(.41)
Total from Investment Operations	.13	.44	.75	.04	.62	(.08)
Distributions:
Dividends from investment income—net	(.10)	(.22)	(.26)	(.29)	(.30)	(.32)
Dividends from net realized gain on investments	-	(.02)	(.07)	(.17)	(.01)	-
Total Distributions	(.10)	(.24)	(.33)	(.46)	(.31)	(.32)
Net asset value, end of period	13.16	13.13	12.93	12.51	12.93	12.62
Total Return (%)[b]	.97[c]	3.45	6.04	.34	4.94	(.66)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.83[d]	1.79	1.76	1.75	1.73	1.72
Ratio of net expenses to average net assets	1.60[d]	1.60	1.60	1.60	1.60	1.60
Ratio of net investment income to average net assets	1.50[d]	1.74	2.06	2.35	2.46	2.51
Portfolio Turnover Rate	5.64[c]	14.13	17.36	13.71	11.13	13.81
Net Assets, end of period ($ x 1,000)	1,210	1,707	3,619	4,493	6,301	10,488

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	June 30, 2021	Year Ended December 31,
Class I Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	13.14	12.95	12.53	12.95	12.64	13.04
Investment Operations:
Investment income—net[a]	.16	.35	.39	.42	.45	.47
Net realized and unrealized gain (loss) on investments	.04	.21	.49	(.25)	.30	(.42)
Total from Investment Operations	.20	.56	.88	.17	.75	.05
Distributions:
Dividends from investment income—net	(.16)	(.35)	(.39)	(.42)	(.43)	(.45)
Dividends from net realized gain on investments	-	(.02)	(.07)	(.17)	(.01)	-
Total Distributions	(.16)	(.37)	(.46)	(.59)	(.44)	(.45)
Net asset value, end of period	13.18	13.14	12.95	12.53	12.95	12.64
Total Return (%)	1.55[b]	4.41	7.09	1.36	5.99	.34
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72[c]	.72	.73	.72	.71	.71
Ratio of net expenses to average net assets	.60[c]	.60	.60	.60	.60	.60
Ratio of net investment income to average net assets	2.50[c]	2.71	3.04	3.35	3.44	3.51
Portfolio Turnover Rate	5.64[b]	14.13	17.36	13.71	11.13	13.81
Net Assets, end of period ($ x 1,000)	17,656	17,419	15,642	12,576	17,269	8,172

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

Six Months Ended
	June 30, 2021	Year Ended December 31,
Class Y Share	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	13.19	13.00	12.58	12.99	12.64	13.03
Investment Operations:
Investment income—net[a]	.16	.35	.39	.43	.44	.46
Net realized and unrealized gain (loss) on investments	.04	.20	.49	(.25)	.35	(.40)
Total from Investment Operations	.20	.55	.88	.18	.79	.06
Distributions:
Dividends from investment income—net	(.16)	(.34)	(.39)	(.42)	(.43)	(.45)
Dividends from net realized gain on investments	-	(.02)	(.07)	(.17)	(.01)	-
Total Distributions	(.16)	(.36)	(.46)	(.59)	(.44)	(.45)
Net asset value, end of period	13.23	13.19	13.00	12.58	12.99	12.64
Total Return (%)	1.44[b]	4.43	7.07	1.50	6.32	.34
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.69[c]	.76	.71	.75	.67	.72
Ratio of net expenses to average net assets	.60[c]	.60	.60	.60	.60	.60
Ratio of net investment income to average net assets	2.51[c]	2.81	3.04	3.30	3.52	3.53
Portfolio Turnover Rate	5.64[b]	14.13	17.36	13.71	11.13	13.81
Net Assets, end of period ($ x 1,000)	1	1	133	105	13	236

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	June 30, 2021	Year Ended December 31,
Class Z Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	13.14	12.95	12.53	12.95	12.64	13.03
Investment Operations:
Investment income—net[a]	.16	.35	.39	.42	.44	.46
Net realized and unrealized gain (loss) on investments	.04	.20	.49	(.25)	.31	(.40)
Total from Investment Operations	.20	.55	.88	.17	.75	.06
Distributions:
Dividends from investment income—net	(.16)	(.34)	(.39)	(.42)	(.43)	(.45)
Dividends from net realized gain on investments	-	(.02)	(.07)	(.17)	(.01)	-
Total Distributions	(.16)	(.36)	(.46)	(.59)	(.44)	(.45)
Net asset value, end of period	13.18	13.14	12.95	12.53	12.95	12.64
Total Return (%)	1.52[b]	4.38	7.07	1.31	5.94	.36
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78[c]	.76	.77	.76	.76	.76
Ratio of net expenses to average net assets	.67[c]	.65	.65	.65	.65	.65
Ratio of net investment income to average net assets	2.43[c]	2.69	3.04	3.31	3.40	3.47
Portfolio Turnover Rate	5.64[b]	14.13	17.36	13.71	11.13	13.81
Net Assets, end of period ($ x 1,000)	87,218	87,648	89,765	91,648	102,772	105,396

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon New Jersey Municipal Bond Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified open-end management investment company. The fund’s investment objective is to seek as high a level of current income exempt from federal and New Jersey income taxes as is consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

On February 10, 2021, BNY Mellon Investment Management announced its intention to realign several of its investment firms. As a result of this realignment, which is scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”), portfolio managers responsible for managing the fund’s investments who are employees of Mellon Investments Corporation (“Mellon”) in a dual employment arrangement with the Adviser, will become employees of Insight North America LLC (“INA”), which, like Mellon, is an affiliate of the Adviser, and will no longer be employees of Mellon. Consequently, as of the Effective Date and subject to the approval of the the fund’s Board of Directors (the “Board”), the Adviser will engage INA to serve as the fund’s sub-adviser, pursuant to a sub-investment advisory agreement between the Adviser and INA. As the fund’s sub-adviser, INA will provide the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. It is currently anticipated that the fund’s portfolio managers who are responsible for the day-to-day management of the fund’s investments will continue to manage the fund’s investments as of the Effective Date. It is also currently anticipated that there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increase in the management fee payable by the fund as a result of the engagement of INA as the fund’s sub-adviser. The Adviser (and not the fund) will pay INA for its sub-advisory services.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 775 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (200 million shares authorized), Class C (150 million shares authorized), Class I (150 million shares authorized), Class Y (150 million shares authorized) and Class Z (125 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class Z shares generally are not available for new accounts and bear Shareholder Service Plan fees. Class I, Class Y and Class Z shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of June 30, 2021, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held all of outstanding shares of Class Y shares of the fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Debt investments (which constitute a majority of the portfolio securities) are

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Municipal Securities	-	416,403,771	-	416,403,771

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As of and during the period ended June 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $333,111 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2020. These short-term capital losses can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2020 was as follows: tax-exempt income $10,608,056, ordinary income $517,494 and long-term capital gains $176,282. The tax character of current year distributions will be determined at the end of the current fiscal year.

(f) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2021, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from January 1, 2021 through April 30, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .60% of the value of the fund’s average daily net assets. On or after April 30, 2022, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $220,519 during the period ended June 30, 2021.

During the period ended June 30, 2021, the Distributor retained $467 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

any, to be paid to Service Agents and the basis on which such payments are made. During the period ended June 30, 2021, Class C shares were charged $5,268 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2021, Class A and Class C shares were charged $396,221 and $1,756, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2021, Class Z shares were charged $28,459 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as shareholder servicing costs and includes custody net earnings credits, if any, as an expense offset in the in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2021, the fund was charged $47,208 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2021, the fund was charged $3,840 pursuant to the custody agreement. These fees were partially offset by earnings credits of $2,478.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended June 30, 2021, the fund was charged $2,482 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended June 30, 2021, the fund was charged $7,862 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $209,940, Distribution Plan fees of $758, Shareholder Services Plan fees of $65,900, custodian fees of $1,896, Chief Compliance Officer fees of $7,862 and transfer agency fees of $15,622, which are offset against an expense reimbursement currently in effect in the amount of $45,366.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2021, amounted to $23,552,322 and $26,242,694, respectively.

At June 30, 2021, accumulated net unrealized appreciation on investments was $34,669,313, consisting of $34,949,244 gross unrealized appreciation and $279,931 gross unrealized depreciation.

At June 30, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 8-9, 2021 (the “15(c) Meeting”), the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund (the “Independent Directors”), were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the 15(c) Meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional New Jersey municipal debt funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional New Jersey municipal debt funds (the “Performance Universe”), all for various periods ended December 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional New Jersey municipal debt funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods and was above the Performance Universe median for all periods, except for the two-year period when it was below the Performance Universe median. The Board also considered that the fund’s yield performance was at or above the Performance Group median for four of the ten one-year periods ended December 31st and above the Performance Universe median for all of the one-year periods. The Board considered the relative proximity of the fund’s total return and/or yield performance to the Performance Group and/or Performance Universe medians for most of the periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in seven of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and slightly higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until April 30, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.60% of the fund’s average daily net assets.

Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund or separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

*******************************************************

At a meeting of the fund’s Board of Directors held on May 11, 2021 (the “Meeting”), the Board discussed with representatives of the Adviser plans to realign Mellon Investments Corporation’s (“Mellon”) fixed-income capabilities with Insight North America LLC (“INA”) (the “Firm Realignment”), with such realignment scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”). The Adviser noted that, as a result of the Firm Realignment, the portfolio managers who are currently responsible for managing the investments of the fund as employees of Mellon in a dual employment arrangement with the Adviser, will become employees of INA as of the Effective Date. Consequently, the Adviser proposed to engage INA to serve as the fund’s sub-investment adviser, pursuant to a sub-investment advisory agreement between the Adviser and INA (the “New Sub-Advisory Agreement”), to be effective on the Effective Date. In addition, the Adviser proposed amending the Fund’s current management agreement (the “Current Management Agreement”) to more clearly reflect the Adviser’s ability to employ one or more sub-investment advisers to manage the fund on a day-to-day basis and the Adviser’s responsibility to oversee and supervise any such sub-investment adviser, and to reflect the engagement of INA as sub-investment adviser to the fund (as proposed to be amended, the “Amended Management Agreement”), to be effective on the Effective Date.

At the Meeting, the Adviser recommended the approval of the New Sub-Advisory Agreement, pursuant to which INA would serve as sub-investment adviser to the fund, and the Amended Management Agreement. The recommendation for the approval of the New Sub-Advisory Agreement and the Amended Management Agreement was based on the following considerations, among others: (i) approval of the New Sub-Advisory Agreement and the Amended Management Agreement would permit the fund’s current portfolio managers to continue to be responsible for the day-to-day management of the Fund’s portfolio after the Effective Date as employees of INA; (ii) there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund as a result of the proposed changes to the investment advisory arrangements; and (iii) the Adviser (and not the fund) will pay INA for its sub-investment advisory services. The

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Board also considered the fact that the Adviser stated that it believes there are no material changes to the information the Board had previously considered at the 15(c) Meeting, at which the Board re-approved the Current Management Agreement for the ensuing year, other than the information about the Firm Realignment and INA.

At the Meeting, the Board members, all of whom are Independent Directors, considered and approved the New Sub-Advisory Agreement and the Amended Management Agreement. In determining whether to approve the New Sub-Advisory Agreement and the Amended Management Agreement, the Board considered the materials prepared by the Adviser received in advance of the Meeting and other information presented at the Meeting, which included: (i) a form of the New Sub-Advisory Agreement and a form of the Amended Management Agreement; (ii) information regarding the Firm Realignment and how it is expected to enhance investment capabilities; (iii) information regarding INA; and (iv) an opinion of counsel that the proposed changes to the investment advisory arrangements would not result in an “assignment” of the Current Management Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, do not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser at the Meeting and the 15(c) Meeting.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by INA to the fund under the New Sub-Advisory Agreement, the Board considered: (i) INA’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services, which would remain the same after the Effective Date; and (iii) the investment strategy for the fund, which would remain the same after the Effective Date. The Board also considered the review process undertaken by the Adviser and the Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the fund by INA after the Effective Date. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by INA under the New Sub-Advisory Agreement, as well as INA’s ability to render such services based on its resources and the experience of the investment team, which will include the fund’s current portfolio managers, were adequate and appropriate for the fund in light of the fund’s investment objective, and supported a decision to approve the New Sub-Advisory Agreement. The Board also considered, as it related to the Amended Management Agreement, that the nature, extent and quality of the services that are provided by the Adviser are expected to remain the same, including the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the fund’s portfolio management personnel.

Investment Performance. The Board had considered the fund’s investment performance and that of the investment team managing the fund’s portfolio at the 15(c) Meeting (including comparative data provided by Broadridge). The Board considered the performance and that the same investment professionals would continue to manage the fund’s assets after the Effective Date, as factors in evaluating the services to be provided by INA under the New Sub-Advisory Agreement after the Effective Date, and determined that these factors, when viewed together with the other factors considered by the Board, supported a decision to approve the New Sub-Advisory Agreement and the Amended Management Agreement.

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the New Sub-Advisory Agreement, noting that the proposed fee would be paid by the Adviser and, thus, would not impact the fees paid by the fund or the Adviser’s profitability. The Board considered the fee payable to INA in relation to the fee paid to the Adviser by the fund and the respective services provided by INA and the Adviser. The Board recognized that, because INA’s fee would be paid by the Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the fund’s Current Management Agreement, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including INA, at the 15(c) Meeting. The Board concluded that the proposed fee payable to INA by the Adviser was appropriate and the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser under the Amended Management Agreement and INA under the New Sub-Advisory Agreement.

Economies of Scale to be Realized. The Board recognized that, because the fee payable to INA would be paid by the Adviser, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Current Management Agreement, which had been done at the 15(c) Meeting. At the 15(c) Meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Current Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to INA as a result of its relationship with the fund, and such ancillary benefits, if any, were determined to be reasonable.

In considering the materials and information described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board members, all of whom are Independent Directors, with the assistance of independent legal counsel, approved the New Sub-Advisory Agreement and Amended Management Agreement for the fund effective as of the Effective Date.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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For More Information

BNY Mellon New Jersey Municipal Bond Fund, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DRNJX Class C: DCNJX Class I: DNMIX Class Y: DNJYX Class Z: DZNJX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0750SA0621

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon New Jersey Municipal Bond Fund, Inc.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: August 20, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: August 20, 2021

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: August 20, 2021

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)